UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2007
GLOBAL EMPLOYMENT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51737 (Commission File Number)	43-2069359 (IRS Employer Identification Number)

10375 Park Meadows Drive, Suite 375
Lone Tree, Colorado	80124
(Address of Principal Executive Offices)	(Zip Code)
(303) 216-9500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of an Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Exhibits
SIGNATURE
Exhibit Index
Amendment to Certificate of Designations
Amendment to Asset Purchase Agreement
Credit Agreement
Subordination Agreement
Security Agreement
Securities Pledge Agreement
Securities Pledge Agreement
Securities Pledge Agreement
Securities Pledge Agreement
First Amendment to Senior Secured Convertible Notes
Letter from Global Employment Holdings, Inc.

Item 1.01 Entry into a Material Definitive Agreement.
In consideration for the consent by the holders of our senior secured convertible notes and series A preferred stock to the refinancing of our senior debt and amendment of our convertible notes, we have agreed to the following:
➢	We will conduct an offering of at least $5 million of our common stock in a private placement or public offering to close no later than September 30, 2007. The common stock shall be issued for cash consideration.

➢	If we have not closed the offering by September 30, 2007, we are obligated to call upon the commitments we have received from Howard Brill, our president and chief executive officer, John Borer, managing director of Rodman & Renshaw, LLC and Charles Gwirtsman, the chairman of our board of directors, also referred herein as the stand-by purchasers, to purchase an aggregate of $3 million of common stock on September 30, 2007.

➢	If the dollar amount of common stock sold after February 28, 2007 and prior to September 30, 2007 exceeds $2 million, the obligation of the stand-by purchasers will be reduced by the amount of such excess with such reduction being allocated among them in proportion to their respective purchase commitments.

➢	The purchase price for the shares of common stock to be purchased by each stand-by purchaser will be equal to the volume weighted average price per share of our common stock for the ten consecutive trading day period ending on September 29, 2007 as reported by Bloomberg (or, if Bloomberg terminates such reporting, then using such other reporting system as our board of the directors may designate in good faith) on the primary national or regional securities exchange or quotation system on which our common stock is then listed or quoted; provided, that if we have not conducted the offering in good faith using commercially reasonable efforts the purchase price for the shares shall be the higher of that price or $4.00 per share. The purchase price paid by the stand-by purchasers may be paid in cash, by delivery to us of our convertible notes held by such stand-by purchaser having an aggregate principal amount, including accrued interest, equal to the purchase price of the common stock to be so purchased, or a combination thereof, at the election of the stand-by purchaser making such payment.

➢	We will issue to each stand-by purchaser a warrant to purchase one share of common stock for each share purchased by such stand-by purchaser at an exercise price equal to 120% of the price at which the common stock is purchased. The warrants will expire on the seventh anniversary of issuance; provided, however, that no warrants shall be issued with respect to any portion of the common stock purchased by such stand-by purchasers through the surrender of convertible notes.
The interest rate on our convertible notes and the premium accretion rate on our preferred stock shall be increased from 8.0% to 9.5% for the period beginning on February 28, 2007 and ending on the date on which we have issued at least $5 million of common stock for cash or, if such common stock has not been issued by September 30, 2007, the date on which the stand-by purchasers have purchased an aggregate of $3 million of common stock, as described above.

Item 1.02 Termination of a Material Definitive Agreement.
On February 28, 2007 we paid in full the outstanding balances owed to our then senior lender, Wells Fargo Bank, N.A., in the amount of $13,213,000, including an early retirement payment fee of $377,000, and terminated the underlying credit and security agreement.
Item 2.01 Completion of an Acquisition or Disposition of Assets.
On February 28, 2007, we closed the previously announced asset purchase agreement with Career Blazers Personnel Services, Inc., Career Blazers Contingency Professionals, Inc., Career Blazers Personnel Services of Washington, D.C., Inc. and CapeSuccess LLC, effective February 25, 2007. Under the agreement, we purchased substantially all of the property, assets and business of the sellers for an aggregate purchase price of approximately $10.25 million as adjusted based on the amount of net working capital of the purchased business. The purchase price consisted of a cash payment of $9 million at closing and a potential additional payment of $1.25 million in November 2008 or January 2009 depending on when and if certain conditions, tied to the gross revenue received from the purchased business’ largest customer, are met. We financed the purchase through a refinancing of our senior debt as described in Item 2.03.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
In connection with the purchase of the Career Blazers assets, on February 28, 2007, we entered into a new credit agreement with CapitalSource Finance LLC. The new credit agreement provides for a revolving credit line, a $12 million term loan, and letters of credit, not to exceed $750,000, collateralized by our accounts receivable, with a maximum borrowing capacity of $30 million. The maximum amount of borrowing under the revolving credit line is $18 million, limited to 85% of eligible billed accounts receivable and 49% of unbilled accounts receivable. Interest on the revolving credit line is the prime rate plus 2.25% or the applicable 30, 60 or 90-day LIBOR rate plus 3.5%. A fee of 0.5% per annum is payable on the unused portion of the revolving credit line. An annual collateral management fee of $25,000 is also charged. The term loan bears interest at the prime rate plus 3.75% or the applicable 30, 60 or 90-day LIBOR plus 5.0%. Quarterly payments of $875,000 on the term loan are payable beginning June 30, 2007. Additionally, 75% of our annual free cash, as defined in the credit agreement, is due in April 2008, 2009 and 2010, and any unpaid balance is due in December 2010. Any proceeds from the disposition of assets, recoveries under insurance policies or the sale of debt or equity securities, unless such sales or issuances are approved by CapitalSource, will be applied to repay the loans.
We borrowed $10.75 million on the revolving credit line and $12 million on the term loan in connection with closing the transaction contemplated by the Career Blazers asset purchase agreement, as described in Item 2.01, and the termination of our credit facility with Wells Fargo on February 28, 2007, as described in Item 1.02. We paid a closing fee of $510,000 to CapitalSource.
The credit agreement requires that certain customer payments are paid directly to blocked lockbox accounts controlled by CapitalSource, providing, however, that absent the occurrence and continuation of an event of default, we may operate and transact business through the blocked accounts in the ordinary course of business, including making withdrawals from such accounts into a master deposit account we maintain.
The credit agreement includes various financial and other covenants with which we must comply with in order to maintain borrowing availability and avoid penalties, including senior and total leverage, fixed charge coverage, minimum EBITDA, as defined, annual capital expenditure limitations and restrictions on the payment of dividends. Additionally, the credit agreement contains a provision that allows CapitalSource to call the outstanding balance of the loans if we experience any material adverse change in our business or financial condition.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 28, 2007 we amended Section II.X of our Certificate of Designations, Rights, and Preferences of the Series A Preferred Stock to increase the premium paid on our preferred stock from 8.0% to 9.5% for the period beginning on February 28, 2007 and ending on the date on which we have issued at least $5 million of common stock for cash (or, if such common stock has not been issued by September 30, 2007, the date on which the stand-by-purchasers purchased an aggregate of $3 million of common stock, as described above). Before the amendment, the premium paid on our preferred stock was 8.0%, calculated without reference to our issuing additional common stock.
Item 9.01 Exhibits.

Exhibit #	Description	Reference
3.1	Amendment No. 1 to Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Global Employment Holdings, Inc.	Filed herewith

10.1	Asset Purchase Agreement, dated as of December 29, 2006, by and among Global Employment Holdings, Inc., Career Blazers Personnel Services, Inc., Career Blazers Contingency Professionals, Inc., Career Blazers Personnel Services of Washington, D.C., Inc. and CapeSuccess LLC	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2007 (File No. 000-51737)

10.2	Amendment to Asset Purchase Agreement, dated as of February 28, 2007, by and among Global Employment Holdings, Inc., Career Blazers Personnel Services, Inc., Career Blazers Contingency Professionals, Inc., Career Blazers Personnel Services of Washington, D.C., Inc., and CapeSuccess LLC	Filed herewith

10.3	Credit Agreement, dated as of February 28, 2007, by and among Global Employment Solutions, Inc., Global Employment Holdings, Inc., Temporary Placement Service, Inc., Southeastern Personnel Management, Inc., Main Line Personnel Services, Inc., Friendly Advanced Software Technology, Inc., Excell Personnel Services Corporation, Southeastern Staffing, Inc., Bay HR, Inc., Southeastern Georgia HR, Inc., Southeastern Staffing II, Inc., Southeastern Staffing III, Inc., Southeastern Staffing IV, Inc., Southeastern Staffing V, Inc., Southeastern Staffing VI, Inc., Keystone Alliance, Inc., and CapitalSource Finance LLC, as administrative agent for the lenders, and the lenders from time to time parties hereto	Filed herewith

10.4	Subordination Agreement, dated as of February 28, 2007, by and among Whitebox Convertible Arbitrage Partners, L.P., for itself and in its capacity as collateral agent for the subordinated creditors, Radcliffe SPC, Ltd., for and on behalf of the Class A Convertible	Filed herewith

Exhibit #	Description	Reference
Crossover Segregated Portfolio, Magnetar Capital Master Fund, Ltd., Guggenheim Portfolio XXXI, LLC, Pandora Select Partners, LP, Whitebox Intermarket Partners, LP, Context Advantage Master Fund, L.P., on behalf of itself, Context Advantage Fund, LP, f/k/a Context Convertible Arbitrage Fund, L.P., and Context Offshore Advantage Fund, Ltd., f/k/a Context Convertible Arbitrage Offshore, Ltd., Context Opportunistic Master Fund, L.P., Gwirtsman Family Partners, LLC, Luci Altman, Gregory Bacharach, Howard Brill, Richard Goldman, Daniel Hollenbach, Terry Koch, Michael Lazrus, Steven List, Kenneth Michaels, Steven Pennington, Fred Viarrial, and Jay Wells, for the benefit of CapitalSource Finance LLC, for itself and as agent for the lenders now or hereafter existing under the Credit Agreement

10.5	Security Agreement, dated as of February 28, 2007, by and among Global Employment Solutions, Inc., Global Employment Holdings, Inc., Temporary Placement Service, Inc., Southeastern Personnel Management, Inc., Main Line Personnel Services, Inc., Friendly Advanced Software Technology, Inc., Excell Personnel Services Corporation, Southeastern Staffing, Inc., Bay HR, Inc., Southeastern Georgia HR, Inc., Southeastern Staffing II, Inc., Southeastern Staffing III, Inc., Southeastern Staffing IV, Inc., Southeastern Staffing V, Inc., Southeastern Staffing VI, Inc., Keystone Alliance, Inc., and CapitalSource Finance LLC, in its capacity as agent for the lender parties	Filed herewith

10.6	Securities Pledge Agreement, dated as of February 28, 2007, between CapitalSource Finance LLC, as administrative agent for the lenders under the Credit Agreement, and Global Employment Holdings, Inc.	Filed herewith

10.7	Securities Pledge Agreement, dated as of February 28, 2007, between CapitalSource Finance LLC, as administrative agent for the lenders under the Credit Agreement, and Global Employment Solutions, Inc.	Filed herewith

10.8	Securities Pledge Agreement, dated as of February 28, 2007, between CapitalSource Finance LLC, as administrative agent for the lenders under the Credit Agreement, and Southeastern Staffing, Inc.	Filed herewith

10.9	Securities Pledge Agreement, dated as of February 28, 2007, between CapitalSource Finance LLC, as administrative agent for the lenders under the Credit Agreement, and Excell Personnel Services Corporation	Filed herewith

10.10	First Amendment to Senior Secured Convertible Notes, dated as of February 28, 2007, by and among Global Employment Holdings, Inc. and the holders of Global Employment Holdings, Inc. senior secured convertible notes	Filed herewith

10.11	Letter from Global Employment Holdings, Inc., dated February 28, 2007, to holders of the senior convertible notes and the series A convertible preferred stock regarding commitment to issue equity	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EMPLOYMENT HOLDINGS, INC.
Date: March 6, 2007	By:	/s/ Dan Hollenbach
Dan Hollenbach
Chief Financial Officer

Exhibit Index

Exhibit #	Description	Reference
3.1	Amendment No. 1 to Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Global Employment Holdings, Inc.	Filed herewith

10.1	Asset Purchase Agreement, dated as of December 29, 2006, by and among Global Employment Holdings, Inc., Career Blazers Personnel Services, Inc., Career Blazers Contingency Professionals, Inc., Career Blazers Personnel Services of Washington, D.C., Inc. and CapeSuccess LLC	Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2007 (File No. 000-51737)

10.2	Amendment to Asset Purchase Agreement, dated as of February 28, 2007, by and among Global Employment Holdings, Inc., Career Blazers Personnel Services, Inc., Career Blazers Contingency Professionals, Inc., Career Blazers Personnel Services of Washington, D.C., Inc., and CapeSuccess LLC	Filed herewith

10.3	Credit Agreement, dated as of February 28, 2007, by and among Global Employment Solutions, Inc., Global Employment Holdings, Inc., Temporary Placement Service, Inc., Southeastern Personnel Management, Inc., Main Line Personnel Services, Inc., Friendly Advanced Software Technology, Inc., Excell Personnel Services Corporation, Southeastern Staffing, Inc., Bay HR, Inc., Southeastern Georgia HR, Inc., Southeastern Staffing II, Inc., Southeastern Staffing III, Inc., Southeastern Staffing IV, Inc., Southeastern Staffing V, Inc., Southeastern Staffing VI, Inc., Keystone Alliance, Inc., and CapitalSource Finance LLC, as administrative agent for the lenders, and the lenders from time to time parties hereto	Filed herewith

10.4	Subordination Agreement, dated as of February 28, 2007, by and among Whitebox Convertible Arbitrage Partners, L.P., for itself and in its capacity as collateral agent for the subordinated creditors, Radcliffe SPC, Ltd., for and on behalf of the Class A Convertible Crossover Segregated Portfolio, Magnetar Capital Master Fund, Ltd., Guggenheim Portfolio XXXI, LLC, Pandora Select Partners, LP, Whitebox Intermarket Partners, LP, Context Advantage Master Fund, L.P., on behalf of itself, Context Advantage Fund, LP, f/k/a Context Convertible Arbitrage Fund, L.P., and Context Offshore Advantage Fund, Ltd., f/k/a Context Convertible Arbitrage Offshore, Ltd., Context Opportunistic Master Fund, L.P., Gwirtsman Family Partners, LLC, Luci Altman, Gregory Bacharach, Howard Brill, Richard Goldman, Daniel Hollenbach, Terry Koch, Michael Lazrus, Steven List, Kenneth Michaels, Steven Pennington, Fred Viarrial, and Jay Wells, for the benefit of CapitalSource Finance LLC, for itself and as agent for the lenders now or hereafter existing under the Credit Agreement	Filed herewith

Exhibit #	Description	Reference
10.5	Security Agreement, dated as of February 28, 2007, by and among Global Employment Solutions, Inc., Global Employment Holdings, Inc., Temporary Placement Service, Inc., Southeastern Personnel Management, Inc., Main Line Personnel Services, Inc., Friendly Advanced Software Technology, Inc., Excell Personnel Services Corporation, Southeastern Staffing, Inc., Bay HR, Inc., Southeastern Georgia HR, Inc., Southeastern Staffing II, Inc., Southeastern Staffing III, Inc., Southeastern Staffing IV, Inc., Southeastern Staffing V, Inc., Southeastern Staffing VI, Inc., Keystone Alliance, Inc., and CapitalSource Finance LLC, in its capacity as agent for the lender parties	Filed herewith

10.6	Securities Pledge Agreement, dated as of February 28, 2007, between CapitalSource Finance LLC, as administrative agent for the lenders under the Credit Agreement, and Global Employment Holdings, Inc.	Filed herewith

10.7	Securities Pledge Agreement, dated as of February 28, 2007, between CapitalSource Finance LLC, as administrative agent for the lenders under the Credit Agreement, and Global Employment Solutions, Inc.	Filed herewith

10.8	Securities Pledge Agreement, dated as of February 28, 2007, between CapitalSource Finance LLC, as administrative agent for the lenders under the Credit Agreement, and Southeastern Staffing, Inc.	Filed herewith

10.9	Securities Pledge Agreement, dated as of February 28, 2007, between CapitalSource Finance LLC, as administrative agent for the lenders under the Credit Agreement, and Excell Personnel Services Corporation	Filed herewith

10.10	First Amendment to Senior Secured Convertible Notes, dated as of February 28, 2007, by and among Global Employment Holdings, Inc. and the holders of Global Employment Holdings, Inc. senior secured convertible notes	Filed herewith

10.11	Letter from Global Employment Holdings, Inc., dated February 28, 2007, to holders of the senior convertible notes and the series A convertible preferred stock regarding commitment to issue equity	Filed herewith